UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

September 30, 2011

(Unaudited)

Dear Fellow Shareholders,

September 30, 2011 marks the halfway point in our fiscal year that started on March 31, 2011.  The beginning of our fourth year in business has brought success in expanding our Davlin Foundation Board of Trustees, our first Morningstar rating (five stars), and many challenges as we feel the pains of the stock market.  We are disappointed to report that during the first half of our fiscal year ending September 30, 2011, the Davlin Philanthropic Fund lost 17.65%.  While our performance bested the Russell 2000 which lost 23.12%, we underperformed the S&P 500 which lost 13.78%.

Charity Update:

In June of 2010, I had the opportunity to meet philanthropic author and historian Dr. Claire Gaudiani.  Our planned ten minute cup of coffee turned in to an almost two hour discussion of the trends in the non-profit industry and our fund’s potential affect on those trends.  More importantly our discussions did not end there, but continued through periodic e-mails, phone calls, and more coffee breaks.  Throughout that time, Claire’s perspective, insight, and vision began to alter our discussions both internally and at the Board level.  As such, I am very pleased to report that in July, Claire agreed to become a Trustee of the Davlin Foundation. Claire’s skills will complement our current Board, which is comprised of individuals with a broad base of expertise and talents.

Claire’s dynamic personality and skills have allowed her to achieve many things in her career.  Among other things, she is a recognized champion of philanthropy as an essential element of American capitalism and democracy. She is currently Adjunct Professor of Philanthropy at the Wagner School of Public Service of New York University, Chair of Gaudiani Associates, and author of numerous books. Claire is the former president of Connecticut College and a former senior research scholar at the Yale Law School. Claire has served as director of numerous corporate and social profit enterprises specializing in corporate governance issues. She is currently a director of The Henry Luce Foundation, MBIA Inc., and the Council for Economic Education. Claire is a fellow of the American Academy of Arts and Sciences and a recipient of the Rosso Medal for Distinguished Service to Philanthropy from Indiana University.  We welcome Claire as a Trustee and look forward to working with her both personally and professionally.

June 30, 2011 marked an important milestone for the Davlin Philanthropic Fund in that it completed our first three years in business.  With a three year track record comes our first Morningstar rating.  In July, we were very excited to learn that our fund has achieved a five-star rating, the highest that Morningstar issues, for our three-year performance in the mid-cap value class.

For the twelve months ending September 30, 2011, the Fund had a donation rate of 0.50% and an average month-end Matching Premium of $8.03.  That means that for every $1.00 in donations given by our typical investor, our Donation Matching Investors gifted an additional $8.03, on average, of matching funds to the chosen charities.

Average Month-End Donation Information

October 1, 2010 through September 30, 2011

	Davlin Philanthropic Fund	Russell 2000	S&P 500
Donation Rate Matching Premium	0.50% $8.03	0.00% 0.00%	0.00% 0.00%

The Matching Premium is the average additional

donation made for every $1.00 in gifts.

Market Update:

The six month period ending September 30, 2011 started with a “Bull” leading the way until April 29, 2011, when a “Bear” took charge and drove the market down until the very end.  During that six month period, the Davlin Philanthropic Fund was down 17.65% versus the Russell 2000 which lost 23.12% and the S&P 500 which lost 13.78%.  As you can image, we were comforted by our performance relative to the Russell 2000 (+5.47%), but discouraged by our performance relative to the S&P 500 (-3.87%).  Our under-performance can be best explained by our over-weighting in the financial sector, especially the insurance sector. The NYSE Financial Index was down 26.12% for the same period as it experienced what we would call a “perfect storm”.  The insurance part of the sector which had been suffering from poor pricing took the additional repeated hits in the form of claims from Hurricane Irene, the Texas fires, the Danish floods, to the New Zealand earthquake.  In addition, insurers suffered from the effect of lower interest rates and poor investment performance.   The Investment Banks/Security Brokers part of the sector saw a drop off in revenue from almost every segment of it business, to include investment banking, brokerage, asset management, and principal transactions.  On top of that the Commercial & Retail Bank sector suffered from a flattening yield curve, additional loans write-down, and concerns over the unknown costs of the Dodd-Frank Act.  Weighing over the entire financial sector has been a serious concern over the fall-out in Greece and Europe.  With Greece facing default in the near future, the market became fearful of the possible ripple effects.

We have been building our investment position in financials over the last three years as prices permit and as we build confidence that the worst is behind us.  Our biggest exposure has been in the insurance part of the sector with investment in property & casualty insurers like the Travelers Companies and Safety Insurance Group, the specialty underwriters like Ace Ltd. and Fairfax Financial, and the re-insurance underwriters like Montpelier RE Holdings.  We have been buying these stocks at great prices because the industry is suffering from excess capital, which in turn leads to undisciplined pricing and poor underwriting.  As each financial crisis and natural catastrophe consumes more capital, the industry gets closer to the time when they are forced to increase prices and tighten underwriting standards.  Once this tipping point is reached, we expect to benefit from a prolonged period of expanding profitability.  During that period, our investments should pay-off well.  Until then, we will pay the price of being over-weight the segment.

On the positive side, the fear that gripped the markets in August and September allowed us to buy some great financial companies at prices that we feel were bargains.  While we did add to our insurance holdings, current prices also allowed us to add to our holdings of investment, retail, and commercial banks.  We feel confident that these investments will prove to be very beneficial in the long term.

On a history-to-date basis, the Davlin Philanthropic Fund delivered an average annualized return of 4.01%, besting the (2.43)% delivered by the Russell 2000 and the (3.25)% delivered by the S&P 500.

Performance Numbers for YTD Fiscal 2012

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2011 Through September 30, 2011 Fund Compared to Index	(17.65)%	(23.12)% +5.47%	(13.78)% (3.87)%

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	Russell 2000	S&P 500
October 1, 2008 Through September 30, 2011 Fund Compared to Index	5.89%	(0.37)% +6.26%	1.23% +4.66%

Note: These are annualized returns.

Performance Numbers for History-to-Date

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through September 30, 2011 Fund Compared to Index	4.01%	(2.43)% +6.44%	(3.25)% +7.26%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Portfolio Highlights:

During the first half of our fiscal year, our top two “Best Performers” were Hansen Natural Corporation and Aercap Holdings N.V.  Since we wrote about Hansen Natural in our March 31, 2009 Annual Report and Aercap in our March 31, 2010 Annual Report and, let us talk about our third best performer Wellcare Health Plans (WCG).  WCG provides managed care services for government sponsored healthcare programs; like the federally sponsored Temporary Assistance for Needy Families (TANF) programs, Supplemental Security Income (SSI) programs, the Medicare Part D program, and state-based programs, such as Children’s Health Insurance Programs (CHIP) and Family Health Plus (FHP). This is a very profitable business which historically can have a return-on-assets of 8.0 to 11% and can grow as government expands benefits and outsources services.  Things were going very well for this firm until October of 2007, when the FBI raided there headquarters and accused them of systematically over-charging the state of Florida and Illinois.  The resulting affect on the stock was a sharp drop from $122 a share to around $22.  We started to look at the stock in August of 2008, when the stock was trading around $40 a share.  Given the situation, the company had made all the right moves in response to the investigation; to include, admitting fault, replacing management, implementing new checks and balances, separating responsibilities, and adopting full transparency with the public disclosure.    At the time, the company was still profitable and had around $30 a share in NET cash.  We knew that it would take time to settle the charges and that large fines would be paid, but we thought it was still worth more than $10 a share (after reducing for the net cash position).  We started buying at $40.30 and bought more as the price fell and the news got better.  We invested all the way down to $9.40 a share.  As expected, the company paid HUGE fines and fixed the business.  They are back on the growth curve again and expected to earn $4.81 this year.  The stock finished the quarter at $37.98 a share and climbed to around $50 a share by the end of October.  The industry is consolidating now and WCG is viewed as a very likely take-over candidate.  This investment looks like it may have a very happy ending soon.

Our “Worst Performer” in the portfolio is Gleacher & Company.  Since we wrote about it in our September 30, 2010 Semi-Annual, let’s cover our second worst performer, Chatham Lodging Trust (CLDT).  CLDT is a REIT that was organized in October 2009 and focused on upscale extended-stay and select-service hotels under several brands; to include Homewood Suites by Hilton, Residence Inn by Marriott, Courtyard by Marriott, Hampton Inns and Suites by Hilton and Spring Hill Suites by Marriott.  It is run by Jeffery Fisher and the same team that built the Innkeepers US Trust from inception in 1994 until it was sold in 2007.  At Innkeepers, this team posted an excellent track record of buying and selling hotels and creating value for their shareholders, and they are planning to duplicate that record.  They are using the current market environment to buy well positioned hotels at distressed prices.  One example of their style is the recently announced Innkeepers deal (yes, this is the same company that they sold in 2007).  As it turned out, the buyer of Innkeepers in 2007 over-paid and could not sustain the business in the down-turn.  Innkeepers filed bankruptcy and went into liquidation.  CLDT partnered with the private equity firm Cerberus Capital Management to buy 64 of the best Innkeeper hotels for just under $1 billion.  As part of the deal, CLDT will be paid to manage the portfolio of hotels and can cherry pick which hotels that it wants to buy for itself.  Keep in mind that Jeffery Fisher’s team built many of these hotels during their Innkeepers days, so they know this book well.  Needless to say, it appears that they sold these hotels at the top and will now buy them back at what we think will prove to be near the bottom.  We started buying the stock at around $16.50 and have been buying it down to around $10.00.  This story has a long way to go before it is over.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love.  Help us accomplish our mission by making regular investments in the Fund and consider sharing our story with your friends and favorite non-profits.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

Top 10 Positions as of September 30, 2011:

% Net Assets

1.   Ceradyne, Inc.

3.61%

2.   Village Super Market Class A

3.14%

3.   Aercap Holdings N.V.

2.93%

4.   Ace Limited

2.89%

5.   Toyota Motors Corp ADR

2.61%

6.   Garmin Ltd.

2.56%

7.   Chatham Lodging Trust

2.43%

8.   JP Morgan Chase & Co.

2.43%

9.   Seaboard Corporation

2.42%

10. Goldman Sachs 2010 Preferred

2.41%

 Total:

          27.43%

Top 5 Best Performers:

Realized and Unrealized Gains

1.  Hansen Natural Corporation

$89,107

2.  Aercap Holdings N.V.

$38,131

3.  Wellcare Health Plans, Inc.

$27,956

4.  Conoco Phillips

$22,828

5.  Seaboard Corporation

$22,773

Total:

          $200,795

Top 5 Worst Performers:

Realized and Unrealized Losses

1. Gleacher & Company, Inc.

$51,781

2  Chatham Lodging Trust

$39,776

3. Global X Uranium ETF

$32,363

4. Morgan Stanley

$30,039

5. Dover Downs Gaming & Entertainment, Inc.

$25,362

Total:

           $179,321

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2011 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	1 Year	Since Inception	Value
Davlin Philanthropic Fund	-4.77%	4.01%	$11,387
Russell 2000 Index	-3.53%	-2.43%	$9,219
S&P 500 Index	1.14%	-3.25%	$8,965

15,000
10,000
5,000
-
Davlin Philanthropic Fund
Russell 2000 Index
S&P 500 Index
6/11/2008 (Fund Inception)
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

Davlin Philanthropic Fund
Portfolio Analysis
September 30, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Davlin Philanthropic Fund
	Schedule of Investments
	September 30, 2011 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 86.97%

Aircraft Parts & Auxiliary Equipment - 1.86%
3,900	Spirit Aerosystems Holdings, Inc. Class A *	$ 62,205

Bottled & Canned Soft Drinks - 1.82%
700	Hansen Natural Corp. *	61,103

Communications Services, NEC - 1.30%
8,100	RRSat Global Communications Network Ltd. (Israel)	43,497

Cookies & Crackers - 1.15%
800	J&J Snack Foods Corp.	38,440

Crude Petroleum & Natural Gas - 1.34%
2,900	Comstock Resources, Inc. *	44,834

Electric Lighting & Wiring Equipment - 0.58%
1,800	Chase Corp. *	19,350

Fire, Marine & Casualty Insurance - 10.13%
1,600	ACE Ltd. (Switzerland)	96,960
125	Fairfax Financial Holdings Ltd. (Canada) *	48,085
2,800	Montpelier RE Holdings Ltd. (Bermuda)	49,504
1,900	Safety Insurance Group, Inc.	71,877
1,500	Travelers Companies, Inc.	73,095
		339,521
Footwear - 2.05%
4,900	Skechers USA, Inc. Class A *	68,747

Hospital & Medical Service Plans - 2.15%
1,900	Wellcare Health Plans, Inc. *	72,162

Industrial Instruments for Measurement - 0.97%
1,200	Cognex Corp.	32,520

Investment Advice - 3.78%
600	Franklin Resources, Inc.	57,384
2,700	Legg Mason, Inc.	69,417
		126,801
Meat Packing Plants - 2.42%
45	Seaboard Corp. *	81,090

Metal Mining - 1.62%
1,780	Freeport-McMoran Copper & Gold, Inc.	54,201

Miscellaneous Manufacturing Industries - 5.87%
4,500	Ceradyne, Inc. *	121,005
3,000	Hillenbrand, Inc.	55,200
1,100	Oil-Dri Corp. of America	20,438
		196,643
Motor Vehicles & Passenger Cars - 2.61%
1,280	Toyota Motor Corp. ADR (Japan) *	87,373

National Commercial Banks - 2.43%
2,700	JPMorgan Chase & Co.	81,324

Oil and Natural Gas - 8.02%
1,350	BP Plc ADR (United Kingdom)	48,694
1,100	Conoco Phillips	69,652
1,000	Marathon Oil Corp.	21,580
1,400	Marathon Petroleum Corp.	37,884
1,700	Noble Corp. (Switzerland)	49,895
2,300	Valero Energy Corp.	40,894
		268,599
Primary Production of Aluminum - 0.93%
700	Kaiser Aluminum Corp.	30,996

Private Equity Firm - 1.59%
5,100	MVC Capital, Inc.	53,397

Retail - Eating Places - 2.04%
3,600	Nathans Famous, Inc. *	68,400

Retail - Grocery Stores - 5.28%
900	Arden Group, Inc. Class A	71,550
4,400	Village Super Market, Inc. Class A	105,336
		176,886
Retail - Radio, TV & Consumer Electronics - 1.73%
5,000	Radioshack Corp. *	58,100

Rolling Drawing & Extruding of Nonferus Metals - 1.04%
1,500	RTI International Metals, Inc. *	34,980

Savings Institution, Federally Chartered - 3.11%
4,600	People's United Financial, Inc.	52,440
2,700	Territorial Bancorp, Inc.	51,705
		104,145
Search, Detection, Navigation, Guidance, Aeronautical Sys - 2.56%
2,700	Garmin Ltd. (Cayman Islands)	85,779

Security Brokers, Dealers & Flotation Companies - 5.14%
36,600	Gleacher & Company, Inc. *	43,554
9,100	JMP Group, Inc.	52,871
5,600	Morgan Stanley	75,656
		172,081
Security & Commodity Brokers, Dealers, Exchanges & Services - 0.28%
400	NYSE Euronext	9,296

Semiconductors & Related Devices - 1.27%
1,600	Texas Instruments, Inc.	42,640

Services-Advertising Agencies - 0.60%
1,300	ValueClick, Inc. *	20,228

Services-Amusement & Recreation Services - 1.14%
16,900	Dover Downs Gaming & Entertainment, Inc.	38,321

Services-Commercial Physical & Biological Research - 0.92%
1,200	Pharmaceutical Product Development, Inc.	30,792

Services-Equipment Rental & Leasing - 2.93%
9,900	AerCap Holdings N.V. (Netherlands) *	98,208

State Commercial Banks - 2.84%
2,200	Bank of NY Mellon Corp.	40,898
5,800	Glacier Bancorp, Inc.	54,346
		95,244
Telephone Communications (No Radio Telephone) - 1.65%
1,500	Verizon Communications, Inc.	55,200

Water Transportation - 1.82%
1,450	Tidewater, Inc.	60,972

TOTAL FOR COMMON STOCKS (Cost $2,871,374) - 86.97%		$ 2,914,075

EXCHANGE TRADED FUNDS - 5.51%
400	ETFS Palladium Trust *	24,000
220	ETFS Platinum Trust *	33,070
6,400	Global X Uranium ETF *	50,624
1,400	IShares MSCI South Korea Index Fund	65,198
600	Proshares Ultrashort 20+ year Treasury *	11,664
		184,556

TOTAL EXCHANGE TRADED FUNDS (Cost $220,904) - 5.51%		$ 184,556

PREFERRED STOCK - 2.41%
4,300	The Goldman Sachs Group, Inc. 2010 PFD-C 5.44% **	80,754

TOTAL PREFERRED STOCK (Cost $81,786) - 2.41%		$ 80,754

REAL ESTATE INVESTMENT TRUSTS - 4.18%
8,200	Chatham Lodging Trust	81,344
5,200	Franklin Street Properties Corp.	58,812
		140,156

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $186,275) - 4.18%		$ 140,156

SHORT TERM INVESTMENTS - 1.27%
42,437	Huntington Conservative Deposit Account 0.15%**	42,437

TOTAL SHORT-TERM INVESTMENTS (Cost $42,437) - 1.27%		$ 42,437

TOTAL INVESTMENTS (Cost $3,402,776) - 100.34%		3,361,978

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.34)%		(11,452)

NET ASSETS - 100.00%		$ 3,350,526

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2011.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
September 30, 2011 (Unaudited)

Assets:
Investments, at Fair Value (Cost $3,402,776)	$ 3,361,978
Receivables:
Dividends and Interest	3,665
Due from Securities Sold	11,268
Total Assets	3,376,911
Liabilities:
Accrued Management Fees (Note 4)	2,917
Accrued Charitable Contributions (Note 4)	1,458
Securities Purchased	22,010
Total Liabilities	26,385
Net Assets	$ 3,350,526

Net Assets Consist of:
Paid In Capital	$ 3,254,906
Accumulated Net Investment Loss	(10,267)
Accumulated Undistributed Realized Gain on Investments	146,685
Unrealized Depreciation in Value of Investments	(40,798)
Net Assets, for 308,319 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 3,350,526

Net Asset Value and Offering Price Per Share ($3,350,526/308,319)	$ 10.87

Minimum Redemption Price ($10.87 x 0.99)*	$ 10.76

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

Davlin Philanthropic Fund
Statement of Operations
For the Six Months Ended September 30, 2011 (Unaudited)

Investment Income:
Dividends	$ 33,743
Interest	172
Total Investment Income	33,915

Expenses:
Advisory Fees (Note 4)	17,674
Charitable Contributions (Note 4)	8,837
Tax Expense	914
Total Expenses	27,425

Net Investment Income	6,490

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	97,180
Net Change in Unrealized Depreciation on Investments	(798,604)
Net Realized and Unrealized Loss on Investments	(701,424)

Net Decrease in Net Assets Resulting from Operations	$ (694,934)

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2011	3/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 6,490	$ 15,215
Net Realized Gain on Investments	97,180	107,605
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(798,604)	346,315
Net Increase/(Decrease) in Net Assets Resulting from Operations	(694,934)	469,135

Distributions to Shareholders From:
Net Investment Income	-	(33,309)
Realized Gains	-	(8,753)
Net Change in Net Assets from Distributions	-	(42,062)

Capital Share Transactions:
Proceeds from Sale of Shares	574,386	303,931
Shares Issued on Reinvestment of Dividends	-	42,062
Cost of Shares Redeemed	-	(50,064)
Net Increase in Net Assets from Shareholder Activity	574,386	295,929

Net Assets:
Net Increase/(Decrease) in Net Assets	(120,548)	723,002
Beginning of Period	3,471,074	2,748,072
End of Period (Including Accumulated Net Investment
Loss of $(10,267) and $(16,757), respectively)	$ 3,350,526	$ 3,471,074

Share Transactions:
Shares Sold	45,316	24,892
Shares Issued on Reinvestment of Dividends	-	3,335
Shares Redeemed	-	(4,237)
Net Increase in Shares	45,316	23,990
Outstanding at Beginning of Period	263,003	239,013
Outstanding at End of Period	308,319	263,003

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months				For the Period *
	Ended		Year Ended	Year Ended	Ended
	9/30/2011		3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 13.20		$ 11.50	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.02		0.06	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.35)		1.81	3.39	(1.74)
Total from Investment Operations	(2.33)		1.87	3.49	(1.65)

Distributions from:
Net Investment Income	-		(0.14)	(0.27)	(0.07)
Capital Gains	-		(0.03)	-	-
Total Distributions	-		(0.17)	(0.27)	(0.07)

Net Asset Value, at End of Period	$ 10.87		$ 13.20	$ 11.50	$ 8.28

Total Return ***	(17.65)%		16.35%	42.39%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,351		$ 3,471	$ 2,748	$ 1,636
Ratio of Expenses to Average Net Assets	1.55%	****	1.50%	1.50%	1.50%	****
Ratio of Net Investment Income to Average Net Assets	0.37%	****	0.52%	1.01%	1.23%	****
Portfolio Turnover Rate	11.70%		20.60%	27.84%	33.20%

* June 11, 2008 Commencement of Investment Operations.

** Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

**** Annualized for period less than a year.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011 (UNAUDITED)

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investments operation on June 11, 2008. The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2009 - 2010, or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  As of and during six months ended September 30, 2011, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Note 3.  SECURITIES VALUATIONS

As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2011:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,914,075	$ -	-	$ 2,914,075
Exchange Traded Funds	184,556	-	-	184,556
Preferred Stock	80,754	-	-	80,754
Real Estate Investment Trusts	140,156	-	-	140,156
Short-Term Investments	42,437	-	-	42,437
Total	$ 3,361,978	$ -	-	$ 3,361,978

The Fund did not hold any Level 3 assets any time during the six months ended September 30, 2011.

The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2011. For more detail on the investments, please refer to the schedule of investments. There were no transfers into or out of Level 1 or Level 2 during the six month period ended September 30, 2011. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Board of Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended September 30, 2011, the Adviser was paid fees of $17,674, and was owed $2,917.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the six months ended September 30, 2011, the Fund donated $8,837 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  Three of the other six trustees of the Foundation are also trustees of the Trust.

Note 5. Investment Transactions

For the six months ended September 30, 2011, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $1,227,848 and $393,409, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at September 30, 2011, was $3,402,776.

At September 30, 2011, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$411,088	$(451,886)	$(40,798)

Note 6. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2011, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 7.  Distribution Plan

The Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated and the Fund has no present intention to activate the Plan.

Davlin Philanthropic Fund
Expense Illustration
September 30, 2011 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of  (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2011	September 30, 2011	April 1,2011 to September 30,2011

Actual	$1,000.00	$823.48	$7.09
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.30	$7.84

* Expenses are equal to the Fund's annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2011 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlinFunds.org or by calling 1-877-Davlin-8.

Approval of Management Agreement - The Management Agreement between the Trust and the Adviser was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on May 18, 2011.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

 As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment philosophy.  In addition, the Trustees reviewed the Adviser’s Form ADV Parts I and II, which described the operations and policies of the Adviser.  The Trustees reviewed a report prepared by the Adviser for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied with the Trust’s Code of Ethics.  Based on this information and their discussions with the President of the Adviser, the Trustees concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Fund’s performance, the Trustees reviewed information in the Report regarding the Fund’s returns since inception.  The Fund’s performance was compared to a peer group of mutual funds, as well as the Russell 2000 Index.  The peer group was assembled by the Adviser and consisted primarily of value funds. The Board noted that the Fund’s performance was consistent with the performance of the Russell 2000 Index since inception, and was satisfied with the Fund’s performance.

The Trustees reviewed information in the Report comparing the expense ratio of the Fund to those of the peer group.  The President of the Adviser explained that the Fund had a unitary fee, and, in turn, compared the total fees of the Fund to the peer group average. The Board agreed that the expense ratio compared favorably to the peer group and the management fee was fair and reasonable considering the assets in the Fund.

As to profits realized by the Adviser, the Board reviewed information regarding the Adviser’s income and expense statement for 2010. The Board noted that the Adviser has not been profitable with respect to the Fund.  The Board then discussed additional benefits received by the Adviser from the Fund, and agreed there were none.  They concluded that the Adviser was not excessively profitable, and that a discussion of economies of scale was not relevant at this time to do the small size of the Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: December 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date December 9, 2011

*Print the name and title of each signing officer under his or her signature.